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                                                                   EXHIBIT 10.58
                                                                     EXECUTION

                       LOAN PUT MODIFICATION AGREEMENT

        This LOAN PUT MODIFICATION AGREEMENT (this "MODIFICATION AGREEMENT"), dated as of November 13, 2000, is entered into by and among The Huff Alternative Income Fund, L.P., a Delaware limited partnership ("FUND"), each of the financial institutions listed on the signature pages hereof ("LENDERS"), and The Bank of New York, as Administrative Agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), and is made with reference to that certain Loan Put Agreement, dated as of September 19, 2000 (the "LOAN PUT Agreement"), by and among Fund, the Lenders and the Administrative Agent. All capitalized terms used herein without definition shall have the meanings herein as set forth in the Loan Put Agreement.

                                   RECITALS

        WHEREAS, e.spire Communications, Inc., a Delaware corporation ("COMPANY"), e.spire Finance Corporation, a Delaware corporation ("FINANCE SUB"; Finance Sub and Company collectively referred to as "BORROWERS"), the Lenders, Goldman Sachs Credit Partners L.P., as sole Lead Arranger and Syndication Agent, the Administrative Agent, and CIT Lending Services Corporation, as Collateral Agent, and certain subsidiaries of Finance Sub are currently herewith entering into that certain First Amendment to the First Amended and Restated Credit Agreement, dated of even date herewith (the "FIRST AMENDMENT"), which amends certain provisions of that certain First Amended and Restated Credit Agreement, dated as of September 19, 2000 (such agreement as amended, the "CREDIT AGREEMENT"), by and among the Borrowers, the Lenders, the Administrative Agent and the other agents party thereto; and

        WHEREAS, Fund expects to receive direct and indirect benefits from Lenders agreeing to enter into the First Amendment and, accordingly, Fund has agreed to enter into this Modification Agreement with Lenders and Administrative Agent; and

        WHEREAS, the execution and delivery of this Modification Agreement and the performance of Fund's obligations hereunder, is a condition to the effectiveness of the First Amendment;

        NOW, THEREFORE, in consideration of the foregoing premises and in order to induce Lenders to enter into the First Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Fund agrees with Lenders and Administrative Agent as follows:

        1. MODIFICATION AGREEMENTS. Notwithstanding anything in the Loan Put Agreement to the contrary, the parties hereby agree as follows:

               (a)    The Put Effectiveness Date has occurred.



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               (b)    The Lenders hereby give notice of their exercise of the
Put Right. The Put Exercise Amount is $24,300,000 and the Put Exercise Date shall be [December 8, 2000]. This Modification Agreement shall be deemed to constitute the Notice of Occurrence required under Section 2(a) of the Loan Put Agreement.

               (c) Fund hereby agrees, subject only to the conditions set forth in Section 2(d) of the Loan Put Agreement, to purchase the Assigned Loans at par in an amount equal to the Put Exercise Amount on the Put Exercise Date specified in paragraph (b) above, unless all outstanding Obligations (as such term is defined in the Credit Agreement) under the Credit Agreement have been paid in full on or prior to the Put Exercise Date. Fund expressly waives any right under the Loan Put Agreement to purchase securities qualifying as Required Junior Capital in lieu of Assigned Loans.

               (d) Lenders hereby represent and warrant to Fund that the Credit Agreement has not been amended since September 19, 2000, other than the First Amendment to the Amended and Restated Credit Agreement which is being entered into on the date hereof.

        2.     MISCELLANEOUS.

               (a) Except as expressly set forth in this Modification Agreement, the Loan Put Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto. Fund hereby represents and warrants to Lenders that each of the representations and warranties given by Fund in Section 5 of the Loan Put Agreement is true and correct as of date hereof assuming for purposes of this representation and warranty that all references to "this Agreement" contained in Section 5 of the Loan Put Agreement mean the Loan Put Agreement as modified by this Modification Agreement.

               (b) This Modification Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York (including without limitation Section 5-1401 of the General Obligations Law of the State of New York), without regard to conflicts of law principles.

               (c) This Modification Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which once so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one in the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.



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               IN WITNESS WHEREOF, the undersigned have executed and delivered this Modification Agreement as of the date first hereinabove written.

                                    THE HUFF ALTERNATIVE INCOME FUND, L.P.

                                    By:     WRH Partners, L.L.C.
                                    Its:    General Partner


                                           By:     /s/ W.R. HUFF
                                                   ----------------------------
                                           Its:



                                    THE BANK OF NEW YORK, individually and as
                                    Administrative Agent



                                    By:  /S/ GERRY GRANOVSKY
                                       ----------------------------------------
                                    Name:  GERRY GRANOVSKY
                                    Title: VICE PRESIDENT



                                    GOLDMAN SACHS CREDIT PARTNERS L.P.


                                    By: /S/ STEPHEN KING
                                       ----------------------------------------
                                    Name:  STEPHEN KING
                                    Title: AUTHORIZED SIGNATORY



                                    CARGILL FINANCIAL SERVICES CORPORATION


                                    By: /S/ PATRICK J. HALLORAN
                                       ----------------------------------------
                                    Name:  PATRICK J. HALLORAN
                                    Title: VICE PRESIDENT




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                                    CIT LENDING SERVICES CORPORATION


                                    By: /S/ JOHN P. SIRICO, II
                                       ----------------------------------------
                                    Name:  JOHN P. SIRICO, II
                                    Title: VICE PRESIDENT



                                    BANKERS LIFE AND CASUALTY COMPANY


                                    By: /S/ ERIC JOHNSON
                                       ----------------------------------------
                                    Name:  Eric Johnson
                                    Title: Vice President

                                           BY CONSECO CAPITAL MANAGEMENT, INC.
                                           ACTING AS INVESTMENT ADVISOR.


                                    CONSECO ANNUITY ASSURANCE COMPANY


                                    By: /S/ ERIC JOHNSON
                                       ----------------------------------------
                                    Name:  Eric Johnson
                                    Title: Vice President

                                           BY CONSECO CAPITAL MANAGEMENT, INC.
                                           ACTING AS INVESTMENT ADVISOR.

                                    DEUTSCHE BANK AG NEW YORK BRANCH


                                    By: /S/ COLLEEN ROUX
                                       ----------------------------------------
                                    Name:  Colleen Roux
                                    Title: Director



                                    By: /S/ KELVIN CHENG
                                       -----------------------------------------
                                    Name:  Kelvin Cheng
                                    Title: Associate




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                                    FOOTHILL CAPITAL CORPORATION


                                    By:              [SIG]
                                       ----------------------------------------
                                    Name:
                                    Title:  V.P.



                                    FRANKLIN FLOATING RATE TRUST


                                    By: /S/ CHAUNCEY LUFKIN
                                       ----------------------------------------
                                    Name:  Chauncey Lufkin
                                    Title: Vice President


                                    MERRILL LYNCH GLOBAL
                                    INVESTMENT SERIES INCOME
                                    STRATEGIES PORTFOLIO

                                       By:  Merrill Lynch Investment Managers,
                                            L.P., as Investment Advisor


                                    By: /S/ ANDREW C. LIGGIO
                                       ----------------------------------------
                                    Name:  Andrew C. Liggio
                                    Title: Authorized Signatory



                                    MERRILL LYNCH SENIOR FLOATING
                                    RATE FUND INC.


                                    By:   /S/ ANDREW C. LIGGIO
                                       ----------------------------------------
                                    Name:  Andrew C. Liggio
                                    Title: Authorized Signatory



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